Exhibit 99.1

Dollar Tree, Inc. to Host Fourth Quarter Earnings Conference Call

CHESAPEAKE, Va. - February 20, 2019 - Dollar Tree, Inc. (NASDAQ: DLTR), North America's leading operator of discount variety stores, will host its conference call for investors and analysts to discuss financial results for the fourth quarter ended February 2, 2019.

WHEN:         Wednesday, March 6, 2019
            9:00 a.m. Eastern Time

PARTICIPATE:	At least 5 minutes prior to the conference call, please dial 800-667-5617 for USA and Canadian calls.

WEBCAST:	Available on the investor relations section of the Company's website at www.dollartreeinfo.com/investors/news/events.

REPLAY:	A recorded version of the call will be available until midnight Tuesday, March 12, and may be accessed by dialing 888-203-1112. Please enter Passcode # 9281767.

CONTACT:        Dollar Tree, Inc., Chesapeake
Randy Guiler
757-321-5284
    www.DollarTree.com
DLTR-E